AB Active ETFs, Inc.

AB Conservative Buffer ETF

Portfolio of Investments

August 31, 2024 (unaudited)

		Notional Amount	U.S. $ Value

PURCHASED OPTIONS – CALLS – 100.0%
Options on Equity Indices – 100.0%
SPDR S&P 500 ETF Trust Expiration: Nov 2024; Contracts: 11,087; Exercise Price: USD 2.78; Counterparty: SG Americas Securities LLC (a) (premium paid $612,338,229)	USD	3,082,186	$619,709,750

PURCHASED OPTIONS – PUTS – 1.9%
Options on Equity Indices – 1.9%
SPDR S&P 500 ETF Trust Expiration: Nov 2024; Contracts: 11,087; Exercise Price: USD 556.22; Counterparty: SG Americas Securities LLC (a) (premium paid $15,462,412)	USD	616,681,114	11,422,825

		Shares

SHORT-TERM INVESTMENTS – 0.5%
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 5.16%(b) (c) (d) (cost $3,149,691)		3,149,691	3,149,691

Total Investments – 102.4% (cost $630,950,332)(e)			634,282,266
Other assets less liabilities – (2.4)%			(14,630,662)

Net Assets – 100.0%			$619,651,604

CALL WRITTEN OPTIONS

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust (f)	SG Americas Securities LLC	11,087	USD	575.41	November 2024	USD	637,957	$11,055,452	$(12,123,745)

PUT WRITTEN OPTIONS

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust (f)	SG Americas Securities LLC	11,087	USD	472.79	November 2024	USD	524,182	$3,145,764	$(2,127,041)

(a)	Non-income producing security.
(b)	Affiliated investments.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	The rate shown represents the 7-day yield as of period end.

(e)

As of August 31, 2024, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $8,390,244 and gross unrealized depreciation of investments was $(5,107,880), resulting in net unrealized appreciation of $3,282,364.

(f)	One contract relates to 100 shares.

Glossary:

ETF – Exchange Traded Fund

SPDR – Standard & Poor’s Depository Receipt

AB Active ETFs, Inc.

AB Conservative Buffer ETF

August 31, 2024 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of August 31, 2024:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets:
Purchased Options - Calls	$—	$619,709,750	$—	$619,709,750
Purchased Options - Puts	—	11,422,825	—	11,422,825
Short-Term Investments	3,149,691	—	—	3,149,691

Total Investments in Securities	3,149,691	631,132,575	—	634,282,266
Other Financial Instruments(a):
Assets	—	—	—	—
Liabilities:
Call Written Options	—	(12,123,745)	—	(12,123,745)
Put Written Options	—	(2,127,041)	—	(2,127,041)

Total	$3,149,691	$616,881,789	$—	$620,031,480

(a)

Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the nine months ended August 31, 2024 is as follows:

Fund	Market Value 11/30/2023 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 08/31/2024 (000)	Dividend Income (000)
Government Money Market Portfolio	$0	$14,849	$11,699	$3,150	$94

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